UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2017

FRED’S, INC.
(Exact Name of Registrant as Specified in Charter)

Commission File Number 001-14565
Tennessee		62-0634010
(State or other Jurisdiction of Incorporation)		(IRS Employer Identification No.)
4300 New Getwell Road, Memphis, Tennessee 38118
(Address of principal executive offices)

(901) 365-8880
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financing accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information set forth under “Item 3.03. Material Modification to Rights of Security Holders” of this Current Report on Form 8-K with respect to the entry into an Amended and Restated Rights Agreement (as described below) is incorporated into this Item 1.01 by reference.

ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

On June 27, 2017, the Board of Directors (the “Board”) of Fred’s, Inc., a Tennessee corporation (the “Company”), declared a dividend of one right (a “Right”) for each of the Company’s issued and outstanding shares of Class A Common Stock, no par value per share (“Common Stock”). The dividend was paid to the shareholders of record at the close of business on July 7, 2017 (the “Record Date”). Each Right entitled the holder, subject to the terms of the Rights Agreement dated as of June 27, 2017 (the “Original Rights Agreement”) between the Company and American Stock & Trust Company, LLC, as Rights Agent, to purchase from the Company one one-thousandth of a share of the Company’s Series C Junior Participating Preferred Stock (the “Preferred Stock”) at a price of $60.00 (the “Exercise Price”), subject to certain adjustments. On  September 18, 2017, the Company amended and restated the Original Rights Agreement (the “Amended Rights Agreement”) to (i) decrease the Exercise Price, (ii) change the circumstances under which the Right may be exercised and (iii) extend the expiration of the Rights, in each case, as more fully described below.

The purpose of the Amended Rights Agreement is to protect shareholder value by preserving the Company’s ability to use its net operating losses and certain other tax assets (“Tax Benefits”) to offset potential future taxable income and reduce federal income tax liability. The Company’s ability to use its Tax Benefits would be substantially limited if it experiences an “ownership change” as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). A company generally experiences such an ownership change if the percentage of its stock owned by its “5-percent shareholders,” as defined in Section 382 of the Code, increases by more than 50 percentage points over a rolling three-year period. The Amended Rights Agreement is intended to reduce the likelihood of an ownership change under Section 382 of the Code by deterring any person or group from acquiring beneficial ownership of 4.9% or more of the Company’s outstanding Common Stock.

Pursuant to the Amended Rights Agreement, the Exercise Price shall be $35.00.  Further, the Rights will not be exercisable until the earlier to occur of (x) the close of business on the 10th business day following a public announcement or filing that a person has, or a group of affiliated or associated persons or persons acting in concert have, become an “Acquiring Person,” which is defined as a person or group of affiliated or associated persons or persons acting in concert who, at any time after the date of the Amended Rights Agreement, have acquired, or obtained the right to acquire, beneficial ownership of 4.9% or more of the Company’s outstanding shares of Common Stock, subject to certain exceptions, and (y) the close of business on the 10th business day (or such other date as may be determined by action of the Board prior to such time as any person or group of affiliated or associated persons or persons acting in concert become an Acquiring Person) after the commencement of, or announcement of an intention to commence, a tender offer or exchange offer the consummation of which would result in any person becoming an Acquiring Person (the earlier of such dates being called the “Distribution Date”). Any existing shareholder or group that beneficially owns 4.9% or more of the Common Stock will be grandfathered at its current ownership level, but the Rights will become exercisable if at any time after the announcement of the Amended Rights Agreement such shareholder or group increases its ownership of the Common Stock by one share or more.

The Rights, which are not exercisable until the Distribution Date, will expire at the earliest to occur of (w) the close of business on September 18, 2020; (x) the time at which the Rights are redeemed pursuant to the Amended Rights Agreement; (y) the time at which the Rights are exchanged pursuant to the Amended Rights Agreement; and (z) the time at which the Rights are terminated upon the closing of any merger or other acquisition transaction involving the Company pursuant to a merger or other acquisition agreement that has been approved by the Board prior to any person becoming an Acquiring Person.  The Company intends to submit the extension of the Amended Rights Agreement to shareholders for approval at its 2018 annual meeting of shareholders.

The Amended Rights Agreement is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The description of the Amended Rights Agreement herein does not purport to be complete and is qualified in its entirety by reference to Exhibit 4.1.

ITEM 7.01. REGULATION FD DISCLOSURE.

On September 18, 2017, the Company issued a press release announcing the amendment and restatement of the Original Rights Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

4.1	Amended and Restated Rights Agreement, dated as of September 18, 2017 between Fred’s, Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent.

99.1	Press Release of Fred’s, Inc., dated September 18, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRED’S INC.

Date: September 18, 2017	By:	/s/ Jason Jenne
	Name:	Jason Jenne
	Title:	Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

4.1	Amended and Restated Rights Agreement, dated as of September 18, 2017 between Fred’s, Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent.

99.1	Press Release of Fred’s, Inc., dated September 18, 2017.